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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Vastar Resources, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                            VASTAR RESOURCES, INC.
                             15375 MEMORIAL DRIVE
                             HOUSTON, TEXAS 77079



                                                                 August 31, 2000


Dear Fellow Stockholder:

We have previously sent to you proxy material for the Special Meeting of Stockholders of Vastar Resources, Inc. to be held on September 15, 2000. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS VOTE FOR THE MERGER OF VASTAR WITH A SUBSIDIARY OF BP AMOCO P.L.C.

Approval of the merger requires the affirmative vote of two-thirds of our common stock not owned by BP Amoco. CONSEQUENTLY, YOUR VOTE IS IMPORTANT NO MATTER
HOW MANY OR HOW FEW SHARES YOU MAY OWN. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Thank you for your support.

Very truly yours,

/s/ CHARLES D. DAVIDSON

Charles D. Davidson
Chairman of the Board,
President and Chief Executive Officer

================================================================================

                                IMPORTANT NOTE:

            REMEMBER, YOU CAN NOW VOTE BY TELEPHONE OR INTERNET -- Simply follow the easy instructions on the enclosed proxy card.

            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                          INNISFREE M&A INCORPORATED
                         TOLL-FREE, AT 1-888-750-5834.

================================================================================

                            VASTAR RESOURCES, INC.
                             15375 MEMORIAL DRIVE
                             HOUSTON, TEXAS 77079



                                                                 August 31, 2000


Dear Fellow Stockholder:

We have previously sent to you proxy material for the Special Meeting of Stockholders of Vastar Resources, Inc. to be held on September 15, 2000. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS VOTE FOR THE MERGER OF VASTAR WITH A SUBSIDIARY OF BP AMOCO P.L.C.

Approval of the merger requires the affirmative vote of two-thirds of our common stock not owned by BP Amoco. CONSEQUENTLY, YOUR VOTE IS IMPORTANT NO MATTER
HOW MANY OR HOW FEW SHARES YOU MAY OWN. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Thank you for your support.

Very truly yours,

/s/ CHARLES D. DAVIDSON

Charles D. Davidson
Chairman of the Board,
President and Chief Executive Officer

================================================================================

            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                          INNISFREE M&A INCORPORATED
                         TOLL-FREE, AT 1-888-750-5834.

================================================================================